                      UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549



                       FORM 8-K

                    CURRENT REPORT

              Pursuant to Section 13 or 15(d)
          of the Securities Exchange Act of 1934







       Date of Report (Date of earliest event reported)
                      January 15, 1998

                    GAMING VENTURE CORP., U.S.A.
    Exact name of Registrant as specified in its charter)

          NEVADA                                               22-3378922
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization                               Identification
                                                                Number)

177 Main Street, Suite 312, Fort Lee, NJ                          07024
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:   (201) 927-4642

Item 1.   Changes in Control of Registrant

Item 2. Acquisition or Disposition of Assets. On January 13, 1998, the Company agreed to issue 3,000,000 shares of its common stock, par value $001 in exchange for all of the outstanding Common stock of Casino Journal
Publishing Group.    Current exchanging shareholders of Casino Journal
Publishing Group shall be issued an additional amount of common shares (up to 1,500,000 shares) upon reaching revenues of $8 million in 1998 and $9
million in 1999.   Additionally, the Company shall grant the exchanging
shareholders options to purchase 380,000 shares of its common stock at an exercise price of $3.3125 per share.

Item 3. Bankruptcy or Receivership.     None.

Item 4. Changes in Registrant's Certifying Accountant.     No.

Item 5. Other Events.     None.

Item 6. Resignation of Registrant's Directors.     None.

Item 7. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired.


            CASINO JOURNAL PUBLISHING GROUP, INC.
                       AND AFFILIATES

               COMBINED FINANCIAL STATEMENTS
               WITH ACCOMPANYING INFORMATION

       YEARS ENDED DECEMBER 31, 1996 AND 1995 (AUDITED)
           AND ELEVEN MONTHS ENDED NOVEMBER 30, 1997
                    AND 1996 (UNAUDITED)

                             AND

                 INDEPENDENT AUDITORS' REPORT
      CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES

    COMBINED FINANCIAL STATEMENTS WITH ACCOMPANYING INFORMATION

          YEARS ENDED DECEMBER 31, 1996 AND 1995 (AUDITED)
  AND ELEVEN MONTHS ENDED NOVEMBER 30, 1997 AND 1996 (UNAUDITED)

INDEPENDENT AUDITORS' REPORT

TO THE SHAREHOLDERS OF CASINO JOURNAL PUBLISHING GROUP, INC.
AND AFFILIATES

We have audited the accompanying combined balance sheet of CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES as of December 31, 1996 and 1995, and the combined statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.








December 17, 1997, except for
Note 9, as to which the date is
January 13, 1998

            CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES
                        COMBINED BALANCE SHEET

ASSETS

                                                         December 31,                   November 30,
                                                        1996       1995                     1997
                                                                         (Unaudited)
Current assets
Cash                                                 $412,546      $523,156                $376,746
Accounts receivable                                   925,627       772,896                 901,954
Investment in marketable securities                    24,177        20,539                  27,891
Inventories                                            22,128        19,529                   38,042
Loans receivable, employees and related parties       113,991       116,191                 149,421
Prepaid expenses and taxes                             15,004        18,900                  23,705

Total current assets                                1,513,473     1,471,211               1,517,759

Property and equipment - at cost, less accumulated
depreciation                                          150,463       128,962                 226,203

Loan receivable, shareholder                          522,764       357,728                 204,055

Other assets                                           27,016        25,490                  27,228

                                              $     2,213,716   $ 1,983,391              $1,975,245

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
Accounts payable and accrued expenses            $    874,698   $   437,603              $  900,443
Note payable                                           65,659       180,928                        -
Current portion of deferred subscription revenues     548,295       625,150                 539,894
Deferred income, trade show                                 -             -                 205,082
Current maturities of loan payable, automobile         14,585        14,972                  10,283

Total current liabilities                           1,503,237     1,258,653                1,655,702

Deferred subscription revenues,
   less current portion                               499,689       379,645                  478,006
Loan payable, automobile, less current maturities       9,025        23,610                         -

                                                   2,011,951      1,661,908                2,133,708

Minority interest in American Gaming Summit, LLC       63,849       108,709                   43,849

Shareholders' equity (deficiency)
Common stock                                           11,100        11,100                   11,100
Additional paid-in capital                             66,177        66,177                   66,177
Retained earnings (deficit)                            60,639       135,497                 (279,589)

                                                      137,916       212,774                 (202,312)

                                                  $ 2,213,716    $ 1,983,391            $  1,975,245

                CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES COMBINED STATEMENT OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)


                                                                            Eleven Months Ended
                                            Year Ended December 31,               November 30,
                                               1996          1995            1997            1996
                                                                 (Unaudited)
                                                             <c.
Revenues
Advertising                         $  3,885,898       $  3,482,320      $ 4,504,082    $  3,449,289
Subscriptions                          1,845,233          1,531,255        1,311,697       1,266,531
Trade shows                              864,531            528,190          476,103         437,646
Management fee - related party                 -             56,000                 -               -
Other                                    393,494            332,168          144,125         309,348

                                       6,989,156          5,929,933        6,436,007       5,462,814

Operating costs
Printing                               1,573,927          1,237,834        1,489,558       1,427,908
Production                               883,993            506,750          565,284         537,671
Postage                                  396,075            324,656          359,727         334,458
Distribution                             269,018            213,307          284,306         229,697
Commissions                              491,917            476,002          628,663         466,777
Other                                    259,469            304,136           85,917          82,545

                                       3,874,399          3,062,685        3,413,455       3,079,056

Gross profit                           3,114,757          2,867,248        3,022,552       2,383,758

General and administrative expenses    3,018,466          2,553,144        2,651,713       2,703,616

Operating income (loss)                   96,291            314,104          370,839        (319,858)

Other income                              31,293             12,158           12,583          87,973

Income (loss) before income taxes
and minority interest                    127,584            326,262          383,422        (231,885)

Income taxes                               6,715              4,415                -                -

Income (loss) before minority
  interest                               120,869            321,847          383,422        (231,885)

Minority interest in earnings of American
Gaming Summit, LLC                        80,139            101,917                 -               -

Net income (loss)                         40,730            219,930          383,422        (231,885)

Retained earnings, beginning of period   135,497             35,567           60,639         135,497

Dividends paid                          (115,588)          (120,000         (723,650)       (115,588)

Retained earnings (deficit),
end of period                          $  60,639           $135,497        $(279,589)      $ (211,976)

                CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES
                         COMBINED STATEMENT OF CASH FLOWS

                                                                                       Eleven Months Ended
                                                   Year Ended December 31,                  November 30,
                                                    1996              1995             1997            1996
                                                                           (Unaudited)
Cash flows from operating activities
Net income (loss)                               $40,730                $219,930     $383,422    $(231,885)
Adjustments to reconcile net income (loss)
to net cash provided by operating
activities
Depreciation and amortization                    50,737                  58,017       47,952       23,098
Minority interest in earnings of American
Gaming Summit, LLC                               80,139                 101,917            -            -
Changes in assets and liabilities
Accounts receivable                           (152,731)                (102,966)      23,673    (316,870)
Inventories                                      (2,599)                   7,108     (15,914)     (4,253)
Prepaid expenses and taxes                        3,896                   (5,567)     (8,701)      7,741
Other assets                                     (1,526)                  (2,727)        (212)    (1,826)
Accounts payable and accrued
expenses                                        437,096                  (96,085)     25,745     383,428
Deferred subscription revenue                    43,189                  268,788     (30,084)    216,552
Deferred income, trade show                           -                        -     205,082    289,668

Net cash provided by operating
activities                                      498,931                  448,415     630,963     365,653

Cash flows from investing activities
Additions to property and equipment             (72,238)                 (62,014)   (123,692)    (51,792)
Investment in marketable securities              (3,638)                  (4,997)     (3,714)       (420)
Loans receivable, employees                       2,200                  (35,162)    (35,430)     (1,894)
Loans receivable, shareholder                  (165,036)                   (5,360)    318,709    (126,326)

Net cash provided by (used in)
investing activities                           (238,712)                (107,533)    155,873    (180,432)

Cash flows from financing activities
Principal payments on note payable             (115,269)                (112,072)    (65,659)   (106,197)
Principal payments on loan payable,
automobiles                                     (14,972)                  (8,774)    (13,327)    (14,178)
Capital contributed                                   -                   10,000            -           -
Dividends paid                                 (115,588)                (120,000)   (723,650)   (115,588)
Dividends paid to minority interest            (125,000)                 (40,000)    (20,000)    (65,000)

Net cash used in financing activities          (370,829)                (270,846)   (822,636)   (300,963)

Net increase (decrease) in cash                (110,610)                  70,036     (35,800)   (115,742)

Cash, beginning of period                       523,156                  453,120     412,546     523,156

Cash, end of period                          $  412,546                $ 523,156    $376,746   $ 407,414

Supplemental cash flow disclosures
Interest paid                                $   30,584                 $ 36,874    $ 23,380    $ 29,656
Income taxes paid                                 6,858                    6,120            -           -


              CASINO JOURNAL PUBLISHING GROUP, INC. AND AFFILIATES
                 NOTES TO COMBINED FINANCIAL STATEMENTS

1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The Company, with offices in Atlantic City, New Jersey, and Las Vegas, Nevada, publishes consumer gaming magazines and gaming industry trade publications. The Company also sponsors and operates gaming industry trade shows.

Basis of Combination

The accompanying financial statements include the accounts of Casino Journal Publishing Group, Inc. (formerly known as Ace Marketing, Inc.) and its affiliates, Casino Journal of New Jersey, Inc., Casino Journal of Nevada, Inc., Casino Communications, Inc., Gaming Entertainment Expositions, Inc., and its 60%-owned subsidiary, American Gaming Summit, LLC (collectively, the "Company"). These entities have been combined based on common control and the shareholders' plan to sell the stock of these entities in a single transaction. All significant intercompany transactions and balances have been eliminated.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses.

Investment in Marketable Securities

Marketable securities, consisting of common stock, are classified as available-for-sale in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities". SFAS No. 115 requires that such investments be stated at fair value, with unrealized gains or losses shown as a separate component of shareholders' equity. Unrealized gains and losses at December 31, 1996 and 1995 are not material and, accordingly, have not been reflected in the accompanying financial statements.

Inventories

Inventories, which consist principally of books, are stated at the lower of cost (first-in, first-out) or market.


Property and Equipment

Property and equipment are carried at cost. Depreciation is computed on the straight-line and accelerated methods over the estimated useful lives of the assets.

Revenue Recognition

Subscription revenues are deferred and recognized in income as issues of magazines and newsletters are delivered to the subscribers. Advertising revenue is recognized on publication of the respective magazine.

Income Taxes

Each entity has elected S Corporation status for Federal and New Jersey income tax purposes, where applicable. Under these elections, taxable income or loss is reportable on the shareholders' individual income tax returns, and the Companies are not required to make provision for Federal income tax. Provisions are made for New Jersey S Corporation tax.

Interim Unaudited Financial Information

The financial statements as of November 30, 1997 and for the eleven months ended November 30, 1997 and 1996 are unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for fair presentation of the financial statements for these interim periods have been included. The results of interim periods are not necessarily indicative of the results to be obtained for a full fiscal year.

2 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

                              December 31,                     November 30,
                              1996     1995                        1997
                                               (Unaudited)

Equipment                  82,993    $ 88,250                 $  87,809
Furniture and fixtures    174,419     130,229                   292,996
Vehicles                   75,123      75,123                    75,123

                          332,535     293,602                   455,928
Less - Accumulated
   depreciation           182,072     164,640                   229,725

                        $ 150,463   $ 128,962                $  226,203

3 - NOTE PAYABLE

The note, which was payable to a vendor (see Note 7), was satisfied in 1997 and required monthly payments of $10,000 including interest at 10%. Interest expense on the note was $15,947 and $23,306 for the years ended December 31, 1996 and 1995, respectively.


4 - LOAN PAYABLE, AUTOMOBILE

The loan, which matures in 1998, requires monthly payments of $1,322, including interest at 7.5%. Interest expense on the loan was $1,261 and $2,327 for the years ended December 31, 1996 and 1995, respectively.


5 - COMMON STOCK

Common stock, all of which is no par value, consists of the following:

                                                        Shares
                                                               Issued and
Company                                    Authorized          Outstanding                    Amount
Casino Journal Publishing Group, Inc.           2,500                   100                     $  100
Casino Journal of New Jersey, Inc.              5,000                   100                          -
Casino Journal of Nevada, Inc.                  5,000                   100                          -
Casino Communications, Inc.                     2,500                   100                      1,000
Gaming Entertainment Expositions, Inc.         25,000                   300                     10,000

                                               40,000                 1,600                   $ 11,100

6 - RELATED PARTY TRANSACTIONS

The Company rents office space on a month-to-month basis from one of its shareholders. Rent expense was $17,735 (unaudited) and $18,581 (unaudited) for the eleven months ended November 30, 1997 and 1996, respectively, and $22,105 and $22,210 for the years ended December 31, 1996 and 1995, respectively.

Included in loans receivable, employees and related parties is a loan to a family member of a shareholder. The balance of this loan was $35,110 (unaudited), $25,343 and $15,143 at November 30, 1997 and December 31, 1996 and 1995, respectively. Also included is a loan to a shareholder of one of the entities. The balance of this loan was $104,454 (unaudited), $62,734 and $88,878 at November 30, 1997 and December 31, 1996 and 1995, respectively.

In 1995, the Company received a nonrecurring management fee of $56,000 from an entity that was 50% owned by its majority shareholder.

7 - ADDITIONAL CASH FLOWS STATEMENT INFORMATION

In 1995, an automobile was acquired with financing of $42,492.

During 1996, fully depreciated assets with a cost of approximately $32,700 were written off.

In 1995, a liability of $293,000 to a vendor was converted to a note payable secured by accounts receivable and inventory (see Note 3).

8 - LEASE COMMITMENT

The Company leases premises under a noncancelable operating lease expiring September 30, 1999. The lease requires additional rent payments based on increases in real estate taxes and operating expenses over base period amounts.

Approximate future minimum rent payments are as follows:

  Year Ending
December 31,

1997         $    56,000
1998              58,000
1999              49,000

             $   163,000

Rent expense, including month-to-month rentals (see Note 6), was $154,507 (unaudited) and $94,307 (unaudited) for the eleven months ended November 30, 1997 and 1996, respectively, and $105,042 and $93,958 for the years ended December 31, 1996 and 1995, respectively.


9 - SUBSEQUENT EVENT

On January 13, 1998, the Company entered into an exchange of stock/purchase agreement with Gaming Venture Corp., USA, ("Gaming"), a publicly held company traded on the OTC Bulletin Board, pursuant to which Gaming would acquire all of the outstanding ownership interests of the Company. Upon consummation of the merger, the shareholders of Casino Journal Publishing Group, Inc. and affiliates will own 3,000,000 shares, or approximately 65% of Gaming.


(b)     Pro forma financial information.

            PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                               (UNAUDITED)

The following unaudited pro forma combined condensed financial statements give effect to the Merger as if the Merger were effected as of November 1, 1996. Although Gaming Venture Corp., U.S.A.'s ('Gaming') common stock is being issued to the Casino Journal Publishing Group, Inc. ('Casino') shareholders in the Merger, the transaction is being accounted for as a purchase of Gaming by Casino, since it is Casino's management that will control the combined entity after the Merger.

The pro forma combined condensed statements of operations combine the unaudited statement of operations for Casino for the year ended December 31, 1997 with the statement of operations of Gaming for the year ended October 31, 1997.

The pro forma combined condensed statements of operations may not be indicative of the results that actually would have been achieved if the Merger had been in effect as of the date and for the periods indicated or which may be obtained in the future. The pro forma condensed statements of operations should be read in conjunction with the notes thereto and with the financial statements contained elsewhere herein.

 .

           PRO FORMA COMBINED CONDENSED BALANCE SHEET
                         (UNAUDITED)

                                          Gaming     Casino Journal
                                       		Venture 	     Publishing 	    	Pro Forma
 	                                     Corp., U.S.A.   Group, Inc.    Adjustments      Combined

ASSETS

Current assets
Cash 	                                   $ 845,785       $ 334,355             $     -       $ 1,180,140
Cash - restricted                          202,572               - 	                 -           202,572
Accounts receivable                         25,295         837,176 		                - 	         862,471
Prepaid expenses 		                          2,281         	 5,711 		                -             7,992
Inventories 	                                    -          33,525                   -            33,525
Loans receivable, employees and
related parties                                  -         154,434                   -	          154,434
                                         ---------       ---------             -------        ----------

Total current assets                     1,075,933       1,365,201                   -	        2,441,134

Available-for-sale securities               38,625          28,680                   -            67,305
Property and equipment, net                 20,463         217,491                   -           237,954
Organization costs, net                      1,595               -                   -             1,595
Loans receivable, shareholders                   -         216,949                   -           216,949
Investments                                616,938               -                   -	          616,938
Goodwill                                         -               -            972,400	(2)        972,400
Other assets                                     -          25,283                   -            25,283
                                         ---------     -----------           ---------       -----------

                                       $ 1,753,554     $ 1,853,604 	        $ 972,400        $ 4,579,558
                                       ===========     ===========           =========       ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued
expenses 	                                $ 12,151     $ 1,051,609 	        $        -       $ 1,063,760
Loans payable, automobile                        -           9,025                   -             9,025
Deferred revenues                          268,466         565,257                   -           833,723
Income taxes payable                        33,587               -	                  -            33,587
                                          --------     -----------           ---------       ------------

Total current liabilities                  314,204       1,625,891                   -         1,940,095
                                          --------     -----------           ---------       ------------

Deferred revenues, net of
current portion                                  -         449,227                   -           449,227
                                          --------     -----------           ---------       ------------

Minority interest in American Gaming
Summit, LLC                                      -          29,818                   -            29,818
                                          --------     -----------           ---------       ------------

Shareholders' equity
Common stock                                 1,609         11,100              (8,100)(1)          4,609
Additional paid-in capital               1,374,489         66,177           1,067,879	(1)(2)   2,508,545
Unrealized holding loss on securities 	    (24,127) 	           -                   -           (24,127)
Retained earnings (deficit)                 87,379       (328,609)            (87,379)(1)      (328,609)
                                         ---------    -----------           ----------       -----------

 		                                      1,439,350       (251,332)            972,400         2,160,418
                                         ---------    -----------           ----------       -----------

 	                                     $ 1,753,554    $ 1,853,604 	         $ 972,400       $ 4,579,558
                                       ===========    ===========           ==========       ===========

See notes to pro forma combined condensed financial statements.

                       PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                              (UNAUDITED)




                                          Gaming       Casino Journal
 		                       Venture         Publishing              Pro Forma
                                       Corp., U.S.A.     Group, Inc.            Adjustments      Combined

Revenues                                 $ 657,910      $ 7,265,011              $      -        $ 7,922,921
Cost of sales                                    -        3,896,740                     -          3,896,740
                                         ---------      -----------              --------        -----------

Gross profit                               657,910        3,368,271                     -	 	4,026,181
                                         ---------      -----------              --------        -----------

Costs and expenses
General and administrative                 316,277        2,991,360               64,825(3)        3,372,462
General and administrative - related
party                                       19,046                 -                    -	            19,046
                                         ---------      -----------              --------        -----------

                                           335,323        2,991,360               64,825           3,391,508
                                         ---------      -----------              --------        -----------

Income from operations                     322,587          376,911              (64,825)            634,673
                                         ---------      -----------              --------        -----------

Other income
Gain on sale of marketable securities        4,685                 -                   -               4,685
Interest income                             44,937           20,485                    -	 	   65,422
                                         ---------      -----------              --------        -----------

                                            49,622           20,485                    -              70,107
                                         ---------      -----------              --------        -----------

Income before income taxes and
minority interest                          372,209          397,396              (64,825)            704,780

Income taxes                                33,587            2,124              142,883(4) 	  178,594
                                         ---------      -----------              --------        -----------

Income before minority interest            338,622          395,272             (207,708) 	  526,186

Minority interest in earnings of
American Gaming Summit, LLC                      -           60,870                     -	 	   60,870
                                         ---------      -----------              --------        -----------

Net income                               $ 338,622        $ 334,402           $ (207,708)          $ 465,316

Net income per share                       $   .23                                                    $  .10
                                         =========                                               ===========

Weighted average number of common
shares outstanding                       1,604,903                                                 4,604,903
                                         =========                                               ===========

See notes to pro forma combined condensed financial statements.






  GAMING VENTURE CORP., U.S.A. AND CASINO JOURNAL PUBLISHING GROUP, INC.

NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)


BASIS OF PRESENTATION

	The unaudited pro forma financial statements give effect to the Merger as if the Merger were completed as of November 1, 1996 as to operating results, and as of October 31, 1997 as to balance sheet data.


PRO FORMA ADJUSTMENTS

The following pro forma adjustments have been made:

(1)	To reflect the issuance of Gaming's common shares to the
Casino stockholders and adjustment to eliminate the retained earnings of Gaming under the purchase method of accounting.

(2)	To reflect goodwill for the excess of cost over net assets
acquired.

(3)	Adjustment for amortization of goodwill over 15 years.

(4)	To reflect pro forma income tax expense at Casino's
estimated effective rates, upon termination of Casino's S
Corporation election.


NET INCOME PER SHARE

Net income per share has been computed assuming 4,604,903 as the weighted average number of common shares outstanding during the period presented. It is assumed that Gaming's weighted average number of common shares outstanding for the year ended October 31, 1997 of 1,604,903 plus the 3,000,000 Gaming shares to be issued in the Merger are outstanding for the period presented.


(c)     Exhibits.     None


Item 8. Change in Fiscal Year.     None.




                    SIGNATURES


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



              Gaming Venture Corp., U.S.A.
              (Registrant)

              By: Alan Woinski, President
              ----------------------------

Date:   March 25, 1998






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